UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2009

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-31719 (Commission File Number)	13-4204626 (I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of December 31, 2009, Molina Healthcare, Inc. entered into Amended and Restated Employment Agreements with each of Dr. J. Mario Molina, its President and Chief Executive Officer, John C. Molina, its Chief Financial Officer, and Mark L. Andrews, its Chief Legal Officer and General Counsel. In addition, the Company entered into Amended and Restated Change in Control Agreements with each of Terry Bayer, its Chief Operating Officer, Dr. James W. Howatt, its Chief Medical Officer, and Joseph W. White, its Chief Accounting Officer.
The amendments were made to the existing employment and change in control agreements to ensure that performance-based or incentive bonus compensation payable under the agreements in connection with certain termination events complies with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including a 2008 Internal Revenue Service Revenue Ruling (2008-13) that impacts compensation tied to performance periods beginning after January 1, 2009. Assuming other requirements under Code 162(m) are satisfied, the amendments will allow the Company to continue to fully deduct incentive bonuses paid to executives under the Company’s performance-based compensation plans.
In addition, the amendments clarify the timing of certain payments and distributions to the executives in conformity with the requirements of Code Section 409A and the Treasury regulations and interpretive guidance issued thereunder. If an executive is a specified employee under Internal Revenue Code Section 409A, applicable severance amounts shall now be paid six months after the date of the executive’s separation from service. In addition, certain conforming updates to the agreements were made which do not materially affect the scope or amount of the existing salary level, severance amount, or benefits an executive is entitled to receive under the existing agreements.
The foregoing description of the amended and restated agreements does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the amended and restated agreements, which are filed as exhibits hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
No.	Description
10.1	Amended and Restated Employment Agreement with J. Mario Molina, M.D., dated as of December 31, 2009.

10.2	Amended and Restated Employment Agreement with John C. Molina, dated as of December 31, 2009.

10.3	Amended and Restated Employment Agreement with Mark L. Andrews, dated as of December 31, 2009.

10.4	Change in Control Agreement with Terry Bayer dated as of December 31, 2009.

10.5	Change in Control Agreement with James W. Howatt, M.D., dated as of December 31, 2009.

10.6	Change in Control Agreement with Joseph W. White, dated as of December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Date: January 7, 2010	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Vice President — Assistant General Counsel and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Amended and Restated Employment Agreement with J. Mario Molina, M.D., dated as of December 31, 2009.

10.2	Amended and Restated Employment Agreement with John C. Molina, dated as of December 31, 2009.

10.3	Amended and Restated Employment Agreement with Mark L. Andrews, dated as of December 31, 2009.

10.4	Change in Control Agreement with Terry Bayer dated as of December 31, 2009.

10.5	Change in Control Agreement with James W. Howatt, M.D., dated as of December 31, 2009.

10.6	Change in Control Agreement with Joseph W. White, dated as of December 31, 2009.